FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Foreign currency translation on:
Property, plant and equipment, at fair value	$ 2,810	$ (2,501)	$ 2,640
Goodwill	106	(94)	149
Borrowings	(830)	874	(713)
Deferred income tax liabilities and assets	(722)	445	(670)
Other assets and liabilities	106	(10)	(132)
Foreign currency translation, net	$ 1,470	$ (1,286)	$ 1,274